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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): NOVEMBER 15, 2000




                             UNICAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                    001-13973                 65-0788314
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)

    10800 BISCAYNE BOULEVARD, MIAMI, FLORIDA                       33161
    (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (305) 899-5000




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Item 5.  Other Events

         As part of its continuing restructuring efforts, the Company recently determined to cease originating new leases and to concentrate on servicing and realizing value from the Company's existing lease portfolio. As a result, the Company is terminating 245 employees whose responsibilities were rendered unnecessary by the Company's decision to cease lease originations. The Company's remaining employees are continuing to service the Company's existing lease portfolio and to collect payments thereon, and are fulfilling administrative responsibilities at the Company's headquarters and operating units.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNICAPITAL CORPORATION


Date:  November 15, 2000             By:/s/ E. Talbot Briddell
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                                     E. Talbot Briddell
                                     Chief Executive Officer